EXHIBIT 10.13A
FIRST AMENDMENT
TO
2005 CREDIT AGREEMENT
(Revolving Loans)
     This First Amendment to2005 Credit Agreement (Revolving Loans) (“Amendment Agreement”) is made November 18, 2005, to be effective as of the Effective Date, by and among CHS Inc., a Minnesota cooperative corporation (“Borrower”), CoBank, ACB (“CoBank”) as the Administrative Agent for the benefit of the present and future Syndication Parties (in that capacity “Administrative Agent”), and the Syndication Parties signatory hereto, including CoBank in such capacity (each a "Syndication Party” and collectively, the “Syndication Parties”).
RECITALS
     A. Borrower, CoBank, and the Syndication Parties signatory thereto entered into that certain 2005 Amended and Restated Credit Agreement (Revolving Loans) dated as of May 19, 2005 (as it may be amended from time to time, the “Credit Agreement”).
     B. The parties hereto desire to amend the Credit Agreement as hereinafter set forth.
     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, including the mutual promises and agreements contained herein, the parties hereto hereby agree as follows:
     1. Definitions. Capitalized terms used herein without definition shall have the definition given to them in the Credit Agreement if defined therein.
     2. Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement shall be amended as follows as of the Effective Date:
     2.1 Clause (k) of Section 13.8 is hereby amended in its entirety to read as follows:
     (k) Investments, in addition to those permitted by clauses (a) through (j) above, in an aggregate amount not exceeding $175,000,000.00.
     2.2 Exhibit 13.8(f) is replaced by Exhibit 13.8(f) attached hereto.
     3. Borrower’s Representations. Borrower hereby represents and warrants that, after giving effect to this Amendment Agreement and the transactions contemplated hereby, no Potential Default or Event of Default has occurred and is continuing under the Credit Agreement or other Loan Documents.
     4. Effective Date. This Amendment Agreement shall become effective on the date (“Effective Date”), that the Administrative Agent receives (a) an original copy of this Amendment Agreement (or original counterparts thereof) duly executed by each party hereto; and (b) payment by wire transfer of each of the costs, expenses described in Section 5 hereof.

Upon the satisfaction of all conditions precedent hereto, the Administrative Agent will notify each party hereto in writing and will provide copies of all appropriate documentation in connection herewith.
     5. Costs; Expenses and Taxes. Borrower agrees to reimburse the Administrative Agent on demand for all out-of-pocket costs, expenses and charges (including, without limitation, all fees and charges of external legal counsel for the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment Agreement and any other instruments and documents to be delivered hereunder.
     6. General Provisions.
     6.1 The Credit Agreement, except as expressly modified herein, shall continue in full force and effect and be binding upon the parties thereto.
     6.2 Borrower agrees to execute such additional documents as the Administrative Agent may require to carry out or evidence the purposes of this Amendment Agreement.
     6.3 The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Syndication Party under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and the Credit Agreement, as expressly modified hereby, and each other Loan Document are hereby ratified and confirmed and shall continue in full force and effect and be binding upon the parties thereto. Any direct or indirect reference in the Loan Documents to the “Credit Agreement” shall be deemed to be a reference to the Credit Agreement as amended by this Amendment Agreement.
     7. Governing Law. This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.
     8. Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties to this Amendment Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by a party by telefax, facsimile, or e-mail transmission of an Adobe® file format document (also known as a PDF file) shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable. Any party delivering an executed counterpart of this Amendment Agreement by telefax, facsimile, or e-mail transmission of an Adobe® file format document also shall deliver an original executed counterpart of this Amendment Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment Agreement.
[EXECUTION PAGES BEGIN ON THE NEXT PAGE].

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement (Revolving Loans) to be executed by their duly authorized officers as of the Effective Date.

BORROWER: CHS INC., a cooperative corporation formed under the laws of the State of Minnesota
By:
	Name:	John Schmitz
	Title:	Executive Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT: COBANK, ACB
By:
	Name:	Michael Tousignant
	Title:	Vice President

SYNDICATION PARTIES: CoBank, ACB
By:
	Name:	Michael Tousignant
	Title:	Vice President

The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch
By:
Name:
Title:

SunTrust Bank
By:
Name:
Title:

Bank of America, N.A.
By:
	Name:	Daniel Petrik
	Title:	Vice President

Wells Fargo Bank, National Association
By:
	Name:	Jacqueline Ryan
	Title:	Vice President/Sr. Banker

BNP Paribas
By:
	Name:	Marcie Weiss
	Title:	Managing Director

By:
	Name:	Chris Chapman
	Title:	Director

Harris Bank N.A. (f/k/a Harris Trust and Savings Bank)
By:
Name:
Title:

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank International” New York Branch
By:
Name:
Title:

By:
Name:
Title:

Deere Credit, Inc.
By:
	Name:	Jack Harris
	Title:	Manager Credit Operations/Administration

U.S. Bank National Association
By:
	Name:	Kathi L. Selimshayev
	Title:	Assistant Vice President

Natexis Banques Populaires
By:
	Name:	Stephen Jendras
	Title:	Vice President

By:
	Name:	Guillaume de Parscau
Title:

Fortis Capital Corp.
By:
	Name:	Edward Aldrich
	Title:	Director

The Bank of Nova Scotia
By:
Name:
Title:

Calyon New York Branch
By:
	Name:	Lee E. Greve
	Title:	Managing Director, Deputy Manager

By:
	Name:	Thomas P. Gillis
	Title:	Managing Director

National City Bank of Indiana
By:
	Name:	Christopher A. Susott
	Title:	Vice President

M&I MARSHALL & ILSLEY BANK
By:
Name:
Title:

By:
Name:
Title:

Farm Credit Services of America, PCA
By:
	Name:	Steven L. Moore
	Title:	Vice President

ING Capital LLC
By:
Name:
Title:

UFJ BANK LIMITED
By:
Name:
Title:

Comerica Bank
By:
	Name:	Timothy O'Rourke
	Title:	Vice President

AgStar Financial Services, PCA
By:
	Name:	Troy Mostaert
	Title:	Vice President

AgFirst Farm Credit Bank
By:
	Name:	Bruce B. Fortner
	Title:	Vice President

U.S. AgBank,FCB
By:
	Name:	Travis Ball
	Title:	Vice President